UNITED STATES SECURITIES AND EXCHANGE COMMISSION, Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 2, 2006

INTERNATIONAL POWER GROUP, LTD.
(Exact name of registrant as specified in its charter)

Delaware	000-51449	20-1686022
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

950 Celebration Blvd., Suite A, Celebration, FL.	34747
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number: (407) 566-0318

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[     ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR

230.425)

[     ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[     ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[     ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

Press Release

On May 2, 2006, the Registrant issued a press release announcing that it has appointed Michael Maguire as its Administrative Vice President of Engineering.

A copy of the press release is attached hereto as Exhibit 99.5 and incorporated by reference herein.

Item 9.01

Exhibits.

Exhibit 99.5

May 2, 2006 Press Release announcing the appointment of Michael Maguire as

Administrative Vice President of Engineering of International Power Group, Ltd.

SIGNATURES.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERNATIONAL POWER GROUP, LTD.

Date: May 3, 2006	By: /s/ Peter Toscano
Peter Toscano
President

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